SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2003

OraSure Technologies, Inc.

(Exact name of issuer as specified in charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-16537 (Commission file number)	36-4370966 (I.R.S. Employer Identification Number)

220 East First Street

Bethlehem, Pennsylvania 18015-1360

(Address of principal executive offices)

(610) 882-1820

(Registrant’s telephone number, including area code)

Item 5 – Other Events and Regulation FD Disclosure.

OraSure Technologies, Inc. (the “Company”) issued a press release on November 17, 2003, announcing that it will be submitting additional data to the U.S. Food and Drug Administration in support of an HIV-2 claim for the Company’s OraQuick® Rapid HIV-1 Antibody Test. The information contained in the press release is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99	Press Release dated November 17, 2003, announcing that OraSure Technologies, Inc. will be submitting additional data to the U.S. Food and Drug Administration in support of an HIV-2 claim for its OraQuick® Rapid HIV-1 Antibody Test.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OraSure Technologies, Inc.

Date: November 17, 2003	By:	/s/ JACK E. JERRETT

Jack E. Jerrett Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description
99	Press Release dated November 17, 2003, announcing that OraSure Technologies, Inc. will be submitting additional data to the U.S. Food and Drug Administration in support of an HIV-2 claim for its OraQuick® Rapid HIV-1 Antibody Test.